2Q2020
Supplemental Information
FURNISHED AS OF AUGUST 5, 2020 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; the effects of health and safety measures adopted by the Company and its tenants related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the business and financial condition of tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019, under the heading "Risk Factors," in the Company's Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2020 and June 30, 2020, and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants
13	Acquisition & Disposition Activity
14	Investment Activity
15	Portfolio
16	Associated Health Systems
17	Top Tenants
18	MOB Proximity to Hospital
19	Lease Maturity, Lease & Building Size
20	Historical Occupancy
21	Occupancy Reconciliation
22	Same Store Leasing Statistics
23	Same Store Performance
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

Normalized FFO per share of $0.42 increased 5.0% over second quarter of 2019.
For the trailing twelve months ended June 30, 2020, same store cash NOI grew 1.9%.
Predictive growth measures in the same store multi-tenant portfolio include:

•	Average in-place rent increases of 2.89%

•	Future annual contractual increases of 3.10% for leases commencing in the quarter

•	Weighted average cash leasing spreads of 4.5% on 330,000 square feet renewed:

◦	6% (<0% spread)

◦	11% (0-3%)

◦	54% (3-4%)

◦	29% (>4%)

•	Tenant retention of 84.6%
Portfolio leasing activity in the second quarter totaled 572,000 square feet related to 133 leases:

•	393,000 square feet of renewals

•	179,000 square feet of new and expansion leases
Subsequent to the end of the second quarter, the Company acquired four medical office buildings for $83.2 million totaling 165,000 square feet. Acquisitions included:

•	In San Diego, a 46,000 square foot building adjacent to A rated Palomar Health's Poway Hospital for $16.7 million.

•
In Los Angeles, a 50,000 square foot building for $35.0 million. The property is located adjacent to Huntington Hospital, which is currently under a definitive agreement to join Aa3 rated Cedars-Sinai Health System. The Company owns two other properties adjacent to this campus.

•
In Seattle, a 21,000 square foot building adjacent to AA- rated MultiCare Health System's Allenmore Hospital for $11.0 million. The Company owns three additional properties on or adjacent to this campus.

•	In Atlanta, a 48,000 square foot building adjacent to A rated Wellstar Health System's Kennestone Hospital for $20.5 million. The Company owns four additional properties on or adjacent to this campus.
On July 30, 2020, the Company sold to Mercy two single-tenant properties totaling 386,000 square feet for $244.5 million, including:

•	a medical office building in Edmond, Oklahoma, and

•	an orthopedic specialty hospital in Springfield, Missouri.
On May 29th, the Company borrowed $150 million from its unsecured term loan due 2026.
As of June 30, the Company had cash of $43.7 million and $700 million available on its revolver.

Net debt to adjusted EBITDA decreased to 5.1 times at the end of the quarter.
During the quarter, the Company issued 1.1 million shares through its at-the-market equity program at a weighted average price of $31.08 per share, generating $32.9 million in net proceeds.
In addition, the Company currently has approximately 2.3 million shares to be settled through forward equity contracts at a weighted average price per share of $31.72. The Company expects gross proceeds of approximately $74 million, before costs of borrowing under the forward contracts.
A dividend of $0.30 per share was declared for the second quarter. Dividends paid totaled $40.5 million, which equaled 71.9% of normalized FFO and 84.2% of FAD.

OTHER ITEMS OF NOTE

The Company expects approximately $0.02 of FFO per share of dilution in the third quarter of 2020 related to the timing and reinvestment of the $244.5 million disposition proceeds from the two Mercy transactions.
The Company traditionally experiences a reduction of approximately $0.01 of FFO per share in the third quarter due to the impact of seasonally high temperatures on utility expenses.
The Company added disclosures to its June 30, 2020 Form 10-Q regarding the impact of COVID-19. In addition, the Company provided a business update furnished as Exhibit 99.3 to the Form 8-K on August 5, 2020, which provides additional information. Below are select COVID-19 related matters that occurred in the second quarter:

•	99% of second quarter rent collected or deferred:

◦	97% of rent collected

◦	2% of deferred rent with repayment scheduled by year-end

•	$3.1 million of outstanding rent deferred as of July 31, 2020:

◦	$7.2 million originally granted

◦	$4.1 million repaid, including $3.7 million repaid early

•	Trailing twelve month same store cash NOI growth was 1.9%. This amount was negatively impacted by approximately 20 basis points due to the following second quarter items:

◦	A general reserve of approximately $0.7 million against rent deferred

◦	Sequential parking revenue decrease of approximately $0.8 million

◦	Operating expense savings, net of reimbursements, of approximately $1 million

•	FFO for the second quarter was not materially impacted by the same store items listed above due to an offsetting decrease in incentive compensation and travel expenses totaling $0.6 million.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF JUNE 30, 2020

Properties

$4.2B invested in 210 properties
15.5M SF owned in 24 states
12.0M SF managed by Healthcare Realty
95.0% medical office and outpatient
1.9% same store cash NOI growth (TTM)

Capitalization

$5.5B enterprise value as of 7/31/20
$4.0B market capitalization as of 7/31/20
136.0M shares outstanding as of 7/31/20
$0.30 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
27.7% net debt to enterprise value at 6/30/20
5.1x net debt to adjusted EBITDA

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2020, the Company owned 210 real estate properties in 24 states totaling 15.5 million square feet and was valued at approximately $5.5 billion. The Company provided leasing and property management services to 12.0 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Real estate properties
Land	$312,139	$319,882	$289,751	$267,803	$247,772
Buildings, improvements and lease intangibles	3,937,657	4,126,046	3,986,326	3,915,308	3,845,546
Personal property	10,849	10,783	10,538	10,899	10,804
Construction in progress	—	—	48,731	44,041	36,996
Land held for development	24,647	24,647	24,647	24,647	24,647
Total real estate properties	4,285,292	4,481,358	4,359,993	4,262,698	4,165,765
Less accumulated depreciation and amortization	(1,169,298)	(1,164,462)	(1,121,102)	(1,106,387)	(1,064,408)
Total real estate properties, net	3,115,994	3,316,896	3,238,891	3,156,311	3,101,357
Cash and cash equivalents	43,680	103,370	657	11,809	7,617
Assets held for sale, net	—	20	37	5,289	6,615
Operating lease right-of-use assets	124,398	125,040	126,177	126,711	127,326
Financing lease right-of-use assets	19,884	12,615	12,667	9,063	9,095
Net investment in sales-type leases [1]	244,381	—	—	—	—
Other assets	183,616	189,708	185,426	181,975	176,537
Total assets	$3,731,953	$3,747,649	$3,563,855	$3,491,158	$3,428,547

LIABILITIES AND STOCKHOLDERS' EQUITY
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Liabilities
Notes and bonds payable	$1,554,936	$1,644,454	$1,414,069	$1,443,919	$1,442,758
Accounts payable and accrued liabilities	65,485	64,574	78,517	75,094	60,394
Liabilities of properties held for sale	—	74	145	300	511
Operating lease liabilities	91,259	91,093	91,574	91,356	91,056
Financing lease liabilities	18,595	17,953	18,037	14,305	14,216
Other liabilities	72,317	70,073	61,504	61,023	50,168
Total liabilities	1,802,592	1,888,221	1,663,846	1,685,997	1,659,103
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,360	1,349	1,347	1,314	1,292
Additional paid-in capital	3,529,559	3,494,123	3,485,003	3,379,572	3,305,344
Accumulated other comprehensive loss	(20,294)	(19,777)	(6,175)	(8,470)	(6,189)
Cumulative net income attributable to common stockholders	1,207,132	1,131,619	1,127,304	1,100,094	1,097,494
Cumulative dividends	(2,788,396)	(2,747,886)	(2,707,470)	(2,667,349)	(2,628,497)
Total stockholders' equity	1,929,361	1,859,428	1,900,009	1,805,161	1,769,444
Total liabilities and stockholders' equity	$3,731,953	$3,747,649	$3,563,855	$3,491,158	$3,428,547

1.
In the second quarter of 2020, the Company entered into agreements to sell two single-tenant net leased properties ("Mercy disposition"), resulting in a lease modification and classification change from operating to sales-type. The properties were sold on July 30, 2020.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Revenues
Rental income	$122,358	$122,644	$119,438	$117,740	$114,351	$110,696	$111,149	$111,452
Other operating	1,332	2,163	2,086	2,059	1,966	1,961	2,019	2,010
	123,690	124,807	121,524	119,799	116,317	112,657	113,168	113,462
Expenses
Property operating	46,580	49,552	46,214	46,777	44,286	42,725	42,815	44,135
General and administrative [1]	7,434	8,766	7,669	10,802	7,845	8,510	8,534	8,504
Acquisition and pursuit costs [2]	431	750	515	501	422	305	200	141
Depreciation and amortization	47,691	47,497	46,134	45,137	43,926	42,662	42,437	42,061
Bad debts, net of recoveries [3]	—	—	—	—	—	—	18	(62)
	102,136	106,565	100,532	103,217	96,479	94,202	94,004	94,779
Other income (expense)
Gain (loss) on sales of real estate properties	68,267	(49)	20,036	200	4,849	15	10,787	1,288
Interest expense	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)
Impairment of real estate assets	—	—	(7)	—	(5,610)	—	—	—
Interest and other income (expense), net	134	82	5	—	(743)	9	(35)	41
	53,959	(13,927)	6,218	(13,981)	(15,354)	(13,564)	(2,850)	(12,135)
Net income	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548

1
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses in the third quarter of 2019 for the acceleration of his outstanding restricted stock awards and associated taxes.

2	Includes third party and travel costs related to the pursuit of acquisitions and developments.

3	Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Net income	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548
(Gain) loss on sales of real estate assets	(68,267)	49	(20,036)	(200)	(4,849)	(15)	(10,787)	(1,288)
Impairments of real estate assets	—	—	7	—	5,610	—	—	—
Real estate depreciation and amortization	48,657	48,611	47,042	45,926	44,682	43,383	43,380	42,723
FFO	$55,903	$52,975	$54,223	$48,327	$49,927	$48,259	$48,907	$47,983
Acquisition and pursuit costs [3]	431	750	515	501	422	305	200	141
Lease intangible amortization [4]	(16)	745	4	5	54	84	—	—
Accelerated stock awards [5]	—	—	—	2,854	—	—	—	70
Debt financing costs	—	—	—	—	760	—	—	—
Normalized FFO	$56,318	$54,470	$54,742	$51,687	$51,163	$48,648	$49,107	$48,194
Non-real estate depreciation and amortization	822	823	838	838	829	763	790	845
Non-cash interest expense amortization [6]	1,035	746	731	727	707	702	649	661
Provision for bad debt, net	945	(83)	124	(32)	150	(75)	18	(62)
Straight-line rent income, net	(382)	(660)	(781)	(379)	(1)	(270)	(302)	(413)
Stock-based compensation	2,405	2,599	2,133	2,375	2,372	2,639	2,601	2,605
Normalized FFO adjusted for non-cash items	61,143	57,895	57,787	55,216	55,220	52,407	52,863	51,830
2nd generation TI	(6,005)	(6,040)	(12,126)	(6,114)	(6,124)	(4,326)	(10,367)	(6,950)
Leasing commissions paid	(2,258)	(2,824)	(4,970)	(2,697)	(2,315)	(1,347)	(2,182)	(1,139)
Capital expenditures	(4,777)	(3,470)	(5,159)	(3,543)	(4,993)	(3,462)	(2,817)	(6,229)
FAD	$48,103	$45,561	$35,532	$42,862	$41,788	$43,272	$37,497	$37,512
Dividends paid	$40,510	$40,416	$40,121	$38,852	$38,771	$37,614	$37,571	$37,570
FFO per common share - diluted	$0.42	$0.40	$0.41	$0.37	$0.39	$0.39	$0.39	$0.39
Normalized FFO per common share - diluted	$0.42	$0.41	$0.41	$0.40	$0.40	$0.39	$0.40	$0.39
FFO weighted average common shares outstanding - diluted [7]	134,464	133,980	133,125	129,015	128,279	124,928	124,240	124,192

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.

5
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

6	Includes the amortization of deferred financing costs, discounts and premiums.

7	The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 767,760 for the three months ended June 30, 2020.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Acquisitions [1]	$—	$102,030	$107,408	$78,681	$102,225
Re/development [1]	5,664	6,916	7,028	7,359	6,916
1st gen. TI & acquisition capex [2]	4,991	2,731	8,184	3,793	4,934

MAINTENANCE CAPITAL EXPENDITURES
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
$ Spent
2nd generation TI	$6,005	$6,040	$12,126	$6,114	$6,124
Leasing commissions paid	2,258	2,824	4,970	2,697	2,315
Capital expenditures	4,777	3,470	5,159	3,543	4,993
	$13,040	$12,334	$22,255	$12,354	$13,432
% of Cash NOI
2nd generation TI	8.0%	8.0%	16.2%	8.4%	8.5%
Leasing commissions paid	3.0%	3.8%	6.7%	3.7%	3.2%
Capital expenditures	6.3%	4.6%	6.9%	4.9%	6.9%
	17.3%	16.4%	29.8%	17.0%	18.6%

LEASING COMMITMENTS
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Renewals
Square feet	393,496	342,614	381,561	756,211	366,524
2nd generation TI/square foot/lease year	$1.78	$1.65	$3.15	$2.12	$1.75
Leasing commissions/square foot/lease year	$0.86	$0.80	$0.91	$0.86	$0.43
WALT (in months) [3]	45.1	46.3	56.6	55.0	53.0

New leases
Square feet	108,485	97,305	117,274	95,948	123,918
2nd generation TI/square foot/lease year	$6.40	$4.07	$5.06	$4.79	$5.18
Leasing commissions/square foot/lease year	$1.30	$1.06	$1.60	$1.29	$1.05
WALT (in months) [3]	74.8	75.3	69.0	74.3	60.7

All
Square feet	501,981	439,919	498,835	852,159	490,442
2nd generation TI/square foot/lease year	$3.23	$2.41	$3.67	$2.51	$2.71
Leasing commissions/square foot/lease year	$1.00	$0.88	$1.10	$0.92	$0.60
Leasing commitments as a % of annual net rent	21.3%	14.9%	21.0%	14.0%	15.7%
WALT (in months) [3]	51.5	52.7	59.5	57.2	55.0

1	Acquisitions exclude the first quarter of 2020 purchase of land previously ground leased totaling $1.6 million.

2	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

3	WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF JUNE 30, 2020
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023	$250,000	$248,756	$2,399	34	3.75%	3.95%
Senior notes due May 2025 [2]	250,000	248,647	2,469	58	3.88%	4.08%
Senior notes due January 2028	300,000	295,885	2,775	90	3.63%	3.84%
Senior notes due March 2030 [3]	300,000	296,299	1,929	117	2.40%	2.71%
Total senior notes outstanding	$1,100,000	$1,089,587	$9,572	77	3.38%	3.61%
$700 million unsecured credit facility due May 2023	—	—	371	35	LIBOR + 0.90%	N/A
$200 million unsecured term loan facility due May 2024 [4]	200,000	199,124	1,364	47	LIBOR + 1.00%	2.00%
$150 million unsecured term loan facility due June 2026 [5]	150,000	149,431	479	71	LIBOR + 1.60%	3.15%
Mortgage notes payable, net	116,829	116,794	1,666	45	4.40%	4.38%
Total outstanding notes and bonds payable	$1,566,829	$1,554,936	$13,452	70	3.25%	3.42%
Total outstanding notes and bonds payable, net of cash	$1,523,149	$1,511,256
Interest cost capitalization			(286)
Unsecured credit facility fee and deferred financing costs			1,036
Financing lease right-of-use assets			240
Total quarterly consolidated interest expense			$14,442

DEBT MATURITIES SCHEDULE AS OF JUNE 30, 2020
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	TERM LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	MORTGAGE NOTES	OTHER	TOTAL
2020			$2,023	$2,023	4.68%	—%	4.68%
2021			17,751	17,751	5.52%	—%	5.52%
2022			13,136	13,136	3.80%	—%	3.80%
2023		$250,000	30,390	280,390	4.21%	3.75%	3.80%
2024	$200,000		26,124	226,124	4.48%	2.00%	2.29%
2025		250,000	2,096	252,096	5.10%	3.88%	3.89%
2026	150,000		24,879	174,879	3.93%	3.15%	3.26%
2027			430	430	6.17%	—%	6.17%
2028		300,000		300,000	—%	3.63%	3.63%
Thereafter		300,000		300,000	—%	2.40%	2.40%
Total	$350,000	$1,100,000	$116,829	$1,566,829	4.40%	3.16%	3.25%
Weighted average rate	2.49%	3.38%	4.40%	3.25%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3
The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

4	The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).

5	The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 160 basis points).

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 11

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED JUNE 30, 2020 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio [3]	Total debt/total capital	Not greater than 60%	33.9%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	2.5%
Unencumbered leverage ratio [3]	Unsecured debt/unsecured real estate	Not greater than 60%	37.2%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.4x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.9x
Construction and development	CIP/total assets	Not greater than 15%	0.0%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	0.9%

Senior Notes due 2030 [4]
Incurrence of total debt [3]	Total debt/total assets	Not greater than 60%	33.9%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.5%
Maintenance of total unsecured assets [3]	Unencumbered assets/unsecured debt	Not less than 150%	295.4%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.0x

Other Senior Notes [5]
Incurrence of total debt [3]	Total debt/total assets	Not greater than 60%	35.3%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.6%
Maintenance of total unsecured assets [3]	Unencumbered assets/unsecured debt	Not less than 150%	284.2%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.9x

Other
Net debt to adjusted EBITDA [6]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.1x
Net debt to enterprise value [7]	Net Debt/enterprise value	Not required	27.7%

1	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

2
As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.

3	As of June 30, 2020, the Company had cash of $43.7 million. These financial covenant results would improve if the Company used this cash to repay debt.

4	The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.

5	The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

6	Adjusted EBITDA is based on the current quarter results, annualized. See page 26 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.

7	Based on the closing price of $29.29 on June 30, 2020 and 136,048,171 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 12

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Los Angeles, CA	MOB	0.14	MemorialCare Health	1/3/2020	$42,000	86,986	79%	5.3%
Atlanta, GA	MOB	0.10	Wellstar Health System	2/13/2020	11,965	64,624	94%	5.6%
Raleigh, NC	MOB	0.04	WakeMed Health	2/25/2020	6,325	15,964	100%	6.7%
Colorado Springs, CO	MOB	1.60	None	3/9/2020	8,240	34,210	100%	6.5%
Denver, CO [3]	MOB	0.24	UCHealth	3/13/2020	33,500	136,994	94%	6.1%
San Diego, CA	MOB	0.04	Palomar Health	7/1/2020	16,650	46,083	92%	5.9%
Los Angeles, CA	MOB	0.11	Cedars-Sinai/Huntington	7/17/2020	35,000	49,785	100%	5.4%
Seattle, WA	MOB	0.06	MultiCare Health System	7/23/2020	11,025	21,309	100%	5.6%
Atlanta, GA	MOB	0.13	Wellstar Health System	7/31/2020	20,452	48,145	100%	6.2%
Total [4]					$185,157	504,100	93%	5.7%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [5]
Springfield, MO	SF	NA	Mercy (St. Louis)	7/30/2020	$137,987	186,000	100%	7.5%
Edmond, OK	MOB	1.10	Mercy (St. Louis)	7/30/2020	106,469	200,000	100%	7.5%
Total [4]					$244,456	386,000	100%	7.5%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2016	$241,939	$45,343	$287,282	$94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
2019	381,314	28,584	409,898	54,860
YTD 2020	185,157	12,580	197,737	244,456
Average (2016-2019)	265,468	35,450	300,917	92,734
% of Total	88.2%	11.8%	100.0%

1	MOB = Medical office building; SF = Surgical facility

2	For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price.

3	Includes three properties.

4	Total excludes the first quarter of 2020 purchase of land previously ground leased totaling $1.6 million.

5	For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 13

Investment Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
MARKET	TYPE	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 6/30/20	REMAINING FUNDINGS	LEASED %	EXPECTED QTR NOI AT LEASED %	EXPECTED STABILIZED YIELD	ASSOCIATED HEALTH SYSTEM
Memphis, TN [1]	Redev	0.26	110,883	$30,200	$11,019	$19,181	94%	$540	7.6%	Baptist Memorial

	EXPECTED NOI AND OCCUPANCY RAMP UP TO LEASED %
	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Cash NOI	—	—	—	$211	$428	$528	$540
Average occupancy	44%	44%	44%	58%	76%	87%	94%

RECENT RE/DEVELOPMENT COMPLETION
MARKET	TYPE	INITIAL OCCUPANCY	SQUARE FEET	BUDGET	Q2 2020 AVERAGE OCCUPANCY	Q2 2020 NOI	LEASED %	EXPECTED QTR NOI AT LEASED %	EXPECTED STABILIZED YIELD
Seattle, WA	Dev	Q1 2020	151,031	$64,120	40%	$467	60%	$617	7.0%

1	The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.

2	Does not reflect the impact of capitalized interest that will be reduced at lease commencement.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 14

Portfolio [1]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 95.0%		NON-MOB 5.0%
MARKET	MSA RANK	INVESTMENT	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$521,378	25	2,073,198		156,245	145,365	2,374,808	15.4%
Seattle, WA	15	645,180	26	1,456,720	67,510			1,524,230	9.9%
Nashville, TN	36	204,259	6	766,523			108,691	875,214	5.7%
Charlotte, NC	22	181,973	16	860,735				860,735	5.6%
Los Angeles, CA	2	292,718	15	796,783		63,000		859,783	5.6%
Denver, CO	19	187,736	12	694,362			93,869	788,231	5.1%
Houston, TX	5	149,447	9	563,760			57,170	620,930	4.0%
Atlanta, GA	9	228,707	10	588,641	19,732			608,373	3.9%
Richmond, VA	44	150,261	7	548,801				548,801	3.5%
Des Moines, IA	82	138,726	7	197,994	181,961		152,655	532,610	3.4%
Indianapolis, IN	33	119,852	4	526,194				526,194	3.4%
Memphis, TN	43	99,594	7	515,876				515,876	3.3%
Washington, DC	6	151,269	6	507,336				507,336	3.3%
San Antonio, TX	24	96,224	6	473,673				473,673	3.1%
Austin, TX	29	108,383	5	375,333				375,333	2.4%
Chicago, IL	3	93,728	3	352,800				352,800	2.3%
Honolulu, HI	56	144,274	3	298,427				298,427	1.9%
San Francisco, CA	12	120,009	3	286,270				286,270	1.9%
Colorado Springs, CO	78	64,641	4	275,434				275,434	1.8%
Miami, FL	7	59,672	4	241,980				241,980	1.6%
Minneapolis, MN	16	64,556	4	172,900	34,608			207,508	1.3%
Other (15 markets)		421,483	28	1,517,806	287,874			1,805,680	11.6%
Total		$4,244,070	210	14,091,546	591,685	219,245	557,750	15,460,226	100.0%
Number of properties				193	10	2	5	210
% of square feet				91.2%	3.8%	1.4%	3.6%	100.0%
Investment [1]				$3,847,628	$146,567	$110,228	$139,647	$4,244,070
Quarterly cash NOI				$64,955	$3,021	$2,778	$1,608	$72,362
% of cash NOI				89.8%	4.2%	3.8%	2.2%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	203	198	12	210
Square feet	14,683,231	14,649,296	810,930	15,460,226
% of square feet	95.0%	94.8%	5.2%	100.0%
Occupancy %	86.3%	86.1%	100.0%	86.8%
Investment [1]	$3,994,195	$3,987,275	$256,795	$4,244,070
Quarterly cash NOI	$67,976	$66,563	$5,799	$72,362
% of cash NOI	94.0%	92.0%	8.0%	100.0%

1	Excludes assets held for sale, land held for development, construction in progress, Memphis Redevelopment and corporate property.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 15

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING	ASSOCIATED 94.7% [2]			OFF CAMPUS		% OF TOTAL MOB
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]		TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,644,096	280,941	163,188	—	2,088,225	14.2%
Ascension Health	3	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	8.4%
CommonSpirit Health [6]	5	BBB+/Baa1	807,182	311,310	95,486	—	1,213,978	8.3%
Atrium Health	25	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.5%
Tenet Healthcare	6	B/B2	570,264	67,790	—	—	638,054	4.4%
UW Medicine (Seattle)	92	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	4.2%
Bon Secours Mercy Health	21	A+/A1	548,801	—	—	—	548,801	3.7%
Wellstar Health System	75	A/A2	476,054	64,624	—	—	540,678	3.7%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.6%
Baptist Memorial Health Care	90	BBB+/--	424,306	—	39,345	52,225	515,876	3.5%
UCHealth	46	AA/Aa3	150,291	298,093	33,850	—	482,234	3.3%
HCA	1	BB+/Ba2	177,340	167,017	—	78,305	422,662	2.9%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	2.3%
Providence St. Joseph Health	4	AA-/Aa3	176,854	129,181	—	—	306,035	2.1%
Hawaii Pacific Health	182	--/A1	173,502	—	—	124,925	298,427	2.0%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	1.6%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.6%
Overlake Health System	294	A/A2	191,051	39,659	—	—	230,710	1.6%
MultiCare Health System	82	AA-/Aa3	154,452	63,039	—	—	217,491	1.5%
Memorial Hermann	39	A+/A1	—	206,090	—	—	206,090	1.4%
Other (24 credit rated systems)			1,097,481	962,796	146,689	—	2,206,966	15.0%
Subtotal - credit rated [7]			9,750,132	3,218,807	836,237	380,998	14,186,174	96.6%
Non-credit rated			102,555	—	—	394,502	497,057	3.4%
Total			9,852,687	3,218,807	836,237	775,500	14,683,231	100.0%
% of total			67.1%	21.9%	5.7%	5.3%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Previously Catholic Health Initiatives.

7	Based on square footage, 88.6% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 16

Top Tenants [1]

			# OF ASSOCIATED PROPERTIES		LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING		# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	21	150	914,356	156,245	1,070,601	8.0%	8.3%
Atrium Health	25	AA-/Aa3	16	73	641,245	—	641,245	4.8%	4.2%
CommonSpirit Health [3]	5	BBB+/Baa1	17	75	570,434	—	570,434	4.2%	4.0%
Indiana University Health	26	AA/Aa2	4	62	439,971	—	439,971	3.3%	2.9%
Ascension Health	3	AA+/Aa2	11	65	384,575	—	384,575	2.9%	2.6%
WellStar Health System	75	A/A2	8	51	347,821	—	347,821	2.6%	2.2%
UW Medicine (Seattle)	92	AA+/Aaa	9	27	230,152	—	230,152	1.7%	1.9%
Bon Secours Mercy Health	21	A+/A1	7	59	276,541	—	276,541	2.1%	1.8%
Proliance Surgeons	-	–	7	18	146,539	—	146,539	1.1%	1.6%
UCHealth	46	AA/Aa3	8	14	221,718	—	221,718	1.7%	1.6%
Baptist Memorial Health Care	90	BBB+/--	7	25	193,187	—	193,187	1.4%	1.4%
Medstar Health	45	A/A2	3	53	151,463	—	151,463	1.1%	1.4%
Tenet Healthcare	6	B/B2	10	32	124,702	63,000	187,702	1.4%	1.2%
Trinity Health	7	AA-/Aa3	3	31	165,250	—	165,250	1.2%	1.1%
Providence St. Joseph Health	4	AA-/Aa3	6	22	100,739	—	100,739	0.7%	1.0%
USPI [4]	-	–	6	11	124,590	—	124,590	0.9%	1.0%
Eating Recovery Center	-	B-/Caa1	4	6	100,946	—	100,946	0.8%	1.0%
Hawaii Pacific Health	182	--/A1	3	35	91,534	—	91,534	0.7%	0.9%
MultiCare Health System	82	AA-/Aa3	4	17	128,892	—	128,892	1.0%	0.9%
DaVita	-	BB/Ba2	11	13	115,646	—	115,646	0.9%	0.9%
Inova Health	70	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.8%
Labcorp of America	-	BBB/Baa2	22	24	175,012	—	175,012	1.3%	0.8%
Kaiser Permanente	2	AA-/--	3	9	101,830	—	101,830	0.8%	0.7%
Memorial Hermann	39	A+/A1	2	2	99,874	—	99,874	0.7%	0.7%
Overlake Health System	294	A/A2	2	8	73,676	—	73,676	0.5%	0.6%
HCA	1	BB+/Ba2	6	14	84,358	—	84,358	0.6%	0.6%
Allina Health	57	AA-/Aa3	2	8	66,474	—	66,474	0.5%	0.6%
Advocate Health Care	14	AA/Aa3	2	10	58,027	—	58,027	0.4%	0.5%
Cedars-Sinai Health	51	--/Aa3	1	14	47,661	—	47,661	0.4%	0.5%
Total				938	6,267,746	219,245	6,486,991	48.4%	47.7%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

3	Previously Catholic Health Initiatives.

4	As of June 30, 2020, USPI is approximately 95% owned by Tenet Health.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
On campus	67.1%	66.2%	67.4%	68.4%	68.9%	70.0%
Adjacent to campus [3]	21.9%	21.6%	20.2%	19.3%	18.7%	17.9%
Total on/adjacent	89.0%	87.8%	87.6%	87.7%	87.6%	87.9%
Off campus - anchored by health system [4]	5.7%	7.0%	7.2%	6.7%	7.3%	7.6%
Off campus	5.3%	5.2%	5.2%	5.6%	5.1%	4.5%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	123	9,852,687	67.1%	67.1%	On campus	7,667,107	89.4%
0.00	250 yards	32	1,907,746	13.0%	80.1%	Adjacent [3]	128,717	1.5%
250 yards	0.25 miles	24	1,311,061	8.9%	89.0%		120,036	1.4%
0.25 miles	0.50	4	286,818	2.0%	91.0%	Off campus	124,925	1.4%
0.50	1.00	2	280,873	1.9%	92.9%		—	—%
1.00	2.00	5	353,656	2.4%	95.3%		319,446	3.7%
2.00	5.00	7	352,316	2.4%	97.7%		13,818	0.2%
5.00	10.00	3	205,631	1.4%	99.1%		205,631	2.4%
10.00		3	132,443	0.9%	100.0%		—	—%
Total		203	14,683,231	100.0%			8,579,680	100.0%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 18

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2020	407	1,629,705	12.9%	—	—	—%	407	1,629,705	12.1%	12.2%
2021	568	1,888,504	15.1%	1	83,318	10.3%	569	1,971,822	14.7%	14.4%
2022	502	1,751,462	13.9%	1	58,285	7.2%	503	1,809,747	13.5%	13.9%
2023	390	1,656,629	13.1%	—	—	—%	390	1,656,629	12.3%	12.8%
2024	415	1,923,278	15.2%	1	63,000	7.7%	416	1,986,278	14.8%	14.4%
2025	254	1,188,079	9.4%	2	91,561	11.3%	256	1,279,640	9.5%	9.1%
2026	120	480,383	3.8%	—	—	—%	120	480,383	3.6%	3.2%
2027	100	433,745	3.4%	1	156,245	19.3%	101	589,990	4.4%	5.6%
2028	102	591,927	4.7%	1	35,419	4.4%	103	627,346	4.7%	4.4%
2029	104	602,664	4.8%	3	165,342	20.4%	107	768,006	5.7%	5.9%
Thereafter	102	465,881	3.7%	2	157,760	19.4%	104	623,641	4.7%	4.1%
Total leased	3,064	12,612,257	86.1%	12	810,930	100.0%	3,076	13,423,187	86.8%	100.0%
Total building		14,649,296	100.0%		810,930	100.0%		15,460,226	100.0%
WALTR (months) [3]		42.2			77.4			44.3
WALT (months) [3]		86.1			165.1			90.9

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,631	—	>100,000	40.2%	6,216,108	144,561	43
2,501 - 5,000	759	—	<100,000 and >75,000	26.2%	4,055,599	86,289	47
5,001 - 7,500	244	—	<75,000 and >50,000	17.9%	2,763,848	62,815	44
7,501 - 10,000	145	—	<50,000 and >25,000	13.3%	2,060,730	38,162	54
10,001 +	285	12	<25,000	2.4%	363,941	16,543	22
Total Leases	3,064	12	Total	100.0%	15,460,226	73,620	210

1	Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.

2	Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,116 square feet.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 19

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Multi-tenant
Number of properties	161	157	157	149	147	150
Total building square feet	12,519,841	12,243,069	12,243,069	11,675,944	11,533,207	11,432,246
Period end % occupied	87.7%	87.9%	88.3%	87.6%	88.3%	88.1%
Single-tenant
Number of properties	12	14	14	14	14	14
Total building square feet	810,930	1,196,930	1,196,930	1,252,198	1,252,198	1,252,198
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	173	171	171	163	161	164
Total building square feet	13,330,771	13,439,999	13,439,999	12,928,142	12,785,405	12,684,444
Period end % occupied	88.4%	89.0%	89.3%	88.8%	89.5%	89.3%

PROPERTIES NOT IN SAME STORE
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Acquisitions [2]
Number of properties	26	31	24	30	27	24
Total building square feet	1,455,265	1,826,029	1,487,251	1,935,189	1,803,890	1,648,552
Period end % occupied	89.2%	86.9%	86.1%	90.1%	91.1%	91.0%
Development completions
Number of properties	1	1	—	—	1	1
Total building square feet	151,031	151,031	—	—	99,957	99,957
Period end % occupied	60.5%	20.2%	—%	—%	41.8%	41.8%
% leased	60.5%	60.0%	—%	—%	44.9%	41.8%
Reposition [3]
Number of properties	10	9	9	11	12	12
Total building square feet	523,159	429,167	429,167	567,252	577,390	577,390
Period end % occupied	46.9%	41.9%	41.9%	36.0%	38.7%	39.1%

TOTAL PROPERTIES
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Number of properties	210	212	204	204	201	201
Total building square feet	15,460,226	15,846,226	15,356,417	15,430,583	15,266,642	15,010,343
Period end % occupied	86.8%	86.8%	87.7%	87.0%	87.4%	87.2%

1	Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 20

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2020	212	13,752,539	15,846,226	86.8%	171	11,956,008	13,439,999	89.0%
Portfolio activity
Acquisitions	—	—	—	—%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [1]	(2)	(386,000)	(386,000)	100.0%	(2)	(386,000)	(386,000)	100.0%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	4	262,092	276,772	94.7%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	210	13,366,539	15,460,226	86.5%	173	11,832,100	13,330,771	88.8%
Leasing activity
New leases/expansions	NA	179,220	NA	NA	NA	68,033	NA	NA
Move-outs/contractions	NA	(122,572)	NA	NA	NA	(111,914)	NA	NA
Net absorption	NA	56,648	NA	NA	NA	(43,881)	NA	NA
Ending June 30, 2020	210	13,423,187	15,460,226	86.8%	173	11,788,219	13,330,771	88.4%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning June 30, 2019	201	13,349,603	15,266,642	87.4%	161	11,440,491	12,785,405	89.5%
Portfolio activity
Acquisitions	16	639,934	719,404	89.0%	NA	NA	NA	NA
Re/development completions	1	30,445	151,031	20.2%	—	—	—	—%
Dispositions [1]	(8)	(556,255)	(676,851)	82.2%	(5)	(523,622)	(528,628)	99.1%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	17	972,857	1,073,994	90.6%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	210	13,463,727	15,460,226	87.1%	173	11,889,726	13,330,771	89.2%
Leasing activity
New leases/expansions	NA	546,300	NA	NA	NA	369,445	NA	NA
Move-outs/contractions	NA	(586,840)	NA	NA	NA	(470,952)	NA	NA
Net absorption	NA	(40,540)	NA	NA	NA	(101,507)	NA	NA
Ending June 30, 2020	210	13,423,187	15,460,226	86.8%	173	11,788,219	13,330,771	88.4%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 21

Same Store Leasing Statistics [1]

	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Average in-place contractual increases
Multi-tenant	2.89%	2.89%	2.90%	2.93%	2.91%	2.91%	2.91%	2.88%
Single-tenant	2.13%	2.10%	2.10%	2.12%	2.43%	2.46%	2.45%	2.42%
	2.83%	2.79%	2.80%	2.82%	2.84%	2.85%	2.84%	2.82%
Multi-tenant renewals
Cash leasing spreads	4.5%	4.4%	4.2%	3.3%	5.0%	3.3%	(0.5%)	3.8%
Tenant retention rate	84.6%	84.0%	86.6%	90.2%	87.4%	85.5%	82.6%	87.0%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.33%	2.44%	0.65%	11.42%	1.87%	3.12%
Fixed	2.99%	92.88%	2.65%	36.70%	2.98%	88.65%
Non-annual increase (annualized)
CPI	1.85%	0.70%	0.50%	4.59%	1.38%	0.99%
Fixed	1.32%	3.00%	2.25%	47.29%	1.84%	6.33%
No increase
Term > 1 year	—%	0.98%	—%	—%	—%	0.91%
Total [2]	2.89%	100.00%	2.13%	100.00%	2.83%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	50.8%	83.0%	53.0%
Physician and other	49.2%	17.0%	47.0%

Lease structure
Gross	11.8%	—%	11.0%
Modified gross	29.2%	—%	27.2%
Net	59.0%	—%	54.9%
Absolute net [3]	—%	100.0%	6.9%

Ownership type
Ground lease	62.5%	15.6%	59.7%
Fee simple	37.5%	84.4%	40.3%

1
Excludes recently acquired or disposed properties, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 22

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	TTM 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	TTM 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Multi-tenant
Revenues	$392,148	$96,939	$99,068	$97,974	$98,167	$385,247	$97,002	$95,883	$96,158	$96,204
Expenses	157,490	37,941	40,198	39,056	40,295	155,293	38,744	38,293	38,619	39,637
Cash NOI	$234,658	$58,998	$58,870	$58,918	$57,872	$229,954	$58,258	$57,590	$57,539	$56,567
Revenue per occ SF [2]	$35.52	$35.25	$35.87	$35.43	$35.49	$34.80	$35.11	$34.68	$34.70	$34.74
Margin	59.8%	60.9%	59.4%	60.1%	59.0%	59.7%	60.1%	60.1%	59.8%	58.8%
Average occupancy	88.2%	87.9%	88.2%	88.3%	88.4%	88.4%	88.3%	88.3%	88.6%	88.5%
Number of properties	161	161	161	161	161	161	161	161	161	161
Single-tenant
Revenues	$25,755	$6,224	$6,533	$6,495	$6,503	$25,112	$6,491	$6,217	$6,182	$6,222
Expenses	2,271	425	612	601	633	1,799	604	396	377	422
Cash NOI	$23,484	$5,799	$5,921	$5,894	$5,870	$23,313	$5,887	$5,821	$5,805	$5,800
Revenue per occ SF [2]	$31.76	$30.70	$32.22	$32.03	$32.07	$30.96	$32.01	$30.66	$30.49	$30.69
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	12	12	12	12	12	12	12	12	12	12
Total
Revenues	$417,903	$103,163	$105,601	$104,469	$104,670	$410,359	$103,493	$102,100	$102,340	$102,426
Expenses	159,761	38,366	40,810	39,657	40,928	157,092	39,348	38,689	38,996	40,059
Cash NOI	$258,142	$64,797	$64,791	$64,812	$63,742	$253,267	$64,145	$63,411	$63,344	$62,367
Revenue per occ SF [2]	$35.27	$34.94	$35.62	$35.20	$35.26	$34.54	$34.90	$34.41	$34.41	$34.46
Margin	61.8%	62.8%	61.4%	62.0%	60.9%	61.7%	62.0%	62.1%	61.9%	60.9%
Average occupancy	88.9%	88.6%	88.9%	89.0%	89.1%	89.1%	89.0%	89.0%	89.2%	89.2%
Number of properties	173	173	173	173	173	173	173	173	173	173

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Multi-tenant
Revenue per occ SF [2]	2.1%	0.4%	3.4%	2.1%	2.2%
Avg occupancy (bps)	-20	-40	-10	-20	-10
Revenues	1.8%	(0.1%)	3.3%	1.9%	2.0%
Expenses	1.4%	(2.1%)	5.0%	1.1%	1.7%
Cash NOI	2.0%	1.3%	2.2%	2.4%	2.3%
Single-tenant
Cash NOI	0.7%	(1.5%)	1.7%	1.5%	1.2%
Total
Revenues	1.8%	(0.3%)	3.4%	2.1%	2.2%
Cash NOI	1.9%	1.0%	2.2%	2.3%	2.2%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Net income	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548
Other income (expense)	(53,959)	13,927	(6,218)	13,981	15,354	13,564	2,850	12,135
General and administrative expense	7,434	8,766	7,669	10,802	7,845	8,510	8,534	8,504
Depreciation and amortization expense	47,691	47,497	46,134	45,137	43,926	42,662	42,437	42,061
Other expenses [1]	2,185	3,365	2,200	2,079	1,965	1,768	1,693	1,457
Straight-line rent expense	374	375	378	383	387	391	394	398
Straight-line rent revenue	(764)	(1,043)	(1,167)	(770)	(395)	(668)	(682)	(802)
Other revenue [2]	(3,213)	(2,004)	(1,430)	(1,726)	(1,447)	(1,468)	(1,523)	(1,288)
Cash NOI	$75,261	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013
Acquisitions/development completions	(6,647)	(5,654)	(4,780)	(3,171)	(2,067)	(276)	(74)	(28)
Dispositions/other	(3,443)	(4,568)	(5,010)	(5,325)	(5,357)	(5,524)	(6,207)	(6,058)
Same store cash NOI and reposition	65,171	64,976	64,986	63,991	64,695	63,850	63,736	62,927
Reposition	(374)	(185)	(174)	(249)	(550)	(439)	(392)	(560)
Same store cash NOI	$64,797	$64,791	$64,812	$63,742	$64,145	$63,411	$63,344	$62,367

TOP DOWN RECONCILIATION
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Property operating before rent concessions	$111,676	$112,022	$108,029	$106,319	$103,245	$99,607	$99,877	$99,976
Rent concessions	(600)	(874)	(493)	(514)	(427)	(625)	(700)	(609)
Property operating	111,076	111,148	107,536	105,805	102,818	98,982	99,177	99,367
Single-tenant net lease	10,518	10,453	10,735	11,165	11,138	11,046	11,290	11,283
Straight-line rent revenue	764	1,043	1,167	770	395	668	682	802
Rental income	122,358	122,644	119,438	117,740	114,351	110,696	111,149	111,452
Property lease guaranty income	—	—	—	—	—	128	187	168
Parking income	1,227	2,051	1,982	1,935	1,870	1,734	1,733	1,752
Exclude straight-line rent revenue	(764)	(1,043)	(1,167)	(770)	(395)	(668)	(682)	(802)
Exclude other non-cash revenue [3]	(3,108)	(1,892)	(1,326)	(1,601)	(1,350)	(1,369)	(1,423)	(1,198)
Revenue	119,713	121,760	118,927	117,304	114,476	110,521	110,964	111,372
Property operating expense	(46,580)	(49,552)	(46,214)	(46,777)	(44,286)	(42,725)	(42,815)	(44,135)
Exclude non-cash expenses [4]	2,128	2,990	2,063	1,960	1,929	1,854	1,868	1,776
Cash NOI	$75,261	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013
Acquisitions/development completions	(6,647)	(5,654)	(4,780)	(3,171)	(2,067)	(276)	(74)	(28)
Dispositions/other	(3,443)	(4,568)	(5,010)	(5,325)	(5,357)	(5,524)	(6,207)	(6,058)
Same store cash NOI and reposition	65,171	64,976	64,986	63,991	64,695	63,850	63,736	62,927
Reposition	(374)	(185)	(174)	(249)	(550)	(439)	(392)	(560)
Same store cash NOI	$64,797	$64,791	$64,812	$63,742	$64,145	$63,411	$63,344	$62,367

1	Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 6/30/2020 - CASH NOI
	TTM 2020	TTM 2019	% CHANGE
Same store cash NOI	$258,142	$253,267	1.9%
Reposition	982	1,941	(49.4%)
	$259,124	$255,208	1.5%
Acquisitions/development completions	20,252	2,445	728.4%
Dispositions/other	18,346	23,146	(20.7%)
Cash NOI	$297,722	$280,799	6.0%

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Cash NOI	$75,261	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013
General and administrative expense	(7,434)	(8,766)	(7,669)	(10,802)	(7,845)	(8,510)	(8,534)	(8,504)
Straight-line rent	764	1,043	1,167	770	395	668	682	802
Interest and other income (expense), net	134	82	5	—	(743)	9	(35)	41
Management fees and other income	105	112	103	124	96	99	99	90
Bad debts, net of recoveries	—	—	—	—	—	—	(18)	62
Other non-cash revenue [1]	3,108	1,892	1,326	1,601	1,350	1,369	1,423	1,198
Other non-cash expenses [2]	(2,128)	(2,990)	(2,063)	(1,960)	(1,929)	(1,854)	(1,868)	(1,776)
Debt Covenant EBITDA	$69,810	$66,571	$67,645	$62,220	$63,443	$61,431	$61,766	$60,926
Interest expense	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)
Acquisition and pursuit costs	(431)	(750)	(515)	(501)	(422)	(305)	(200)	(141)
Leasing commission amortization [3]	1,795	1,893	1,667	1,547	1,505	1,404	1,415	1,319
Depreciation expense of unconsolidated JVs [4]	80	80	80	80	80	80	80	80
Lease intangible amortization [5]	—	—	—	—	—	—	238	108
Non-real estate depreciation and amortization	(909)	(859)	(838)	(838)	(829)	(763)	(790)	(845)
FFO	$55,903	$52,975	$54,223	$48,327	$49,927	$48,259	$48,907	$47,983
Acquisition and pursuit costs	431	750	515	501	422	305	200	141
Lease intangible amortization	(16)	745	4	5	54	84	—	—
Accelerated amortization of restricted stock awards [6]	—	—	—	2,854	—	—	—	70
Debt financing costs	—	—	—	—	760	—	—	—
Normalized FFO	$56,318	$54,470	$54,742	$51,687	$51,163	$48,648	$49,107	$48,194

1	Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.

2	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

3	Leasing commission amortization is included in the real estate depreciation and amortization add back for FFO.

4
The Company has two unconsolidated joint ventures whose earnings are recorded in Interest and other income (expense), net on the Condensed Consolidated Statements of Income. The depreciation expense incurred related to these properties is included in real estate deprecation and amortization add back for FFO.

5	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

6
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 25

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Net income	$109,639	$75,513	$4,315	$27,210	$2,601
Interest expense	56,399	14,442	13,960	13,816	14,181
Depreciation and amortization	186,459	47,691	47,497	46,134	45,137
EBITDA	$352,497	$137,646	$65,772	$87,160	$61,919
Other amortization [1]	7,223	1,875	1,973	1,747	1,628
Gain on sales of real estate properties	(88,454)	(68,267)	49	(20,036)	(200)
Impairments on real estate assets	7	—	—	7	—
EBITDAre [2]	$271,273	$71,254	$67,794	$68,878	$63,347

EBITDA	$352,497	$137,646	$65,772	$87,160	$61,919
Acquisition and pursuit costs	2,197	431	750	515	501
Gain on sales of real estate properties	(88,454)	(68,267)	49	(20,036)	(200)
Impairments on real estate assets	7	—	—	7	—
Debt Covenant EBITDA	$266,247	$69,810	$66,571	$67,646	$62,220
Other amortization [1]	7,223	1,875	1,973	1,747	1,628
Lease intangible amortization	738	(16)	745	4	5
Timing impact [3]	1,988	—	737	349	902
Stock based compensation	12,267	2,405	2,598	2,133	5,131
Adjusted EBITDA	$288,463	$74,074	$72,624	$71,879	$69,886

1	Includes leasing commission amortization and depreciation expense of unconsolidated JVs.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 26

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	2Q 2020
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$60,572	$6,563	$518	$1,124	$68,777	$275,108	94.0%
Inpatient/Surgical	2,778	—	—	—	2,778	11,112	3.8%
Office	1,447	161	—	—	1,608	6,432	2.2%
Total Cash NOI	$64,797	$6,724	$518	$1,124	$73,163	$292,652	100.0%

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$24,647	As of July 31, 2020 [8]		136,048,233
Memphis Redevelopment	11,019
Construction in progress	—
	$35,666

OTHER ASSETS
Mercy disposition [5]	$244,456
Reposition properties (net book value) [3]	20,164
Cash and other assets [6]	149,154
	$413,774

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$—		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan due 2024	200,000	As of 7/31/20	$29.30	5.65%
Unsecured term loan due 2026	150,000
Senior notes	1,100,000
Mortgage notes payable	116,829	2Q 2020 high	$33.32	5.11%
Other liabilities [7]	75,113	2Q 2020 low	$25.27	6.32%
	$1,641,942

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2	Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.

3
Reposition properties includes 10 properties which comprise 523,159 square feet. The NOI table above includes 7 of these properties comprising 321,556 square feet that have generated positive NOI totaling approximately $0.5 million. The remaining 3 properties, comprising 201,603 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $20.2 million in the other assets table above.

4	Timing adjustments include current quarter acquisitions as well as a development completion adjustments of $1.1 million to reflect full quarterly stabilized NOI from a recently completed developments.

5
In the second quarter of 2020, the Company entered into agreements to sell two single-tenant net leased properties, resulting in a lease modification and classification change from operating to sales-type. The properties were sold on July 30, 2020.

6
Includes cash of $43.7 million, prepaid assets of $57.9 million, accounts receivable of $10.9 million, and prepaid ground leases of $24.6 million. In addition, includes the Company's occupied portion of its corporate headquarters of $12.1 million.

7
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $65.5 million, security deposits of $9.0 million, and deferred operating expense reimbursements of $0.6 million.

8	Total shares outstanding do not reflect the shares associated with forward equity contracts. As of July 31, 2020, the Company had 2,343,843 shares under forward equity contracts.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 27

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

The Company provided its expectations for the full year of 2020 in February. These expectations have been revised to reflect the estimated impact of the COVID-19 pandemic.

SAME STORE RANGE OF 2020 EXPECTATIONS
	PRE COVID-19		ACTUAL	COVID-19 ADJUSTED [1]
	LOW	HIGH	Q2 2020	LOW	HIGH
TTM Average Occupancy
Multi-tenant	88.0%	89.0%	88.2%	87.0%	88.0%
Single-tenant	100.0%	100.0%	100.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$35.50	$36.50	$35.52	$35.50	$36.50
Single-tenant [2]	$31.50	$32.50	$31.76	$31.50	$32.50
TTM Multi-tenant cash NOI margin	59.5%	60.5%	59.8%	59.5%	60.0%
Multi-tenant cash leasing spreads	3.0%	4.0%	4.5%	2.5%	4.5%
Multi-tenant lease retention rate	75.0%	90.0%	84.6%	75.0%	90.0%
TTM cash NOI growth
Multi-tenant	2.4%	3.3%	2.1%	1.5%	2.5%
Single-tenant	1.7%	2.5%	0.7%	1.7%	2.5%
Total	2.3%	3.2%	1.9%	1.5%	2.5%

ANNUAL RANGE OF 2020 EXPECTATIONS
	LOW	HIGH	YTD 2020	LOW	HIGH
Normalized G&A	$33,000	$34,000	$16,199	$32,000	$33,000
Straight-line rent, net [2]	1,500	3,000	1,043	1,500	3,000
Funding activity
Acquisitions	250,000	350,000	185,157	300,000	375,000
Dispositions	(25,000)	(75,000)	—	—	(50,000)
Mercy disposition	—	—	(244,456)	(244,456)	(244,456)
Re/development	30,000	50,000	12,580	25,000	35,000
1st generation TI and acq. cap. ex.	20,000	25,000	7,722	18,000	23,000
2nd generation TI	28,000	34,000	12,045	26,000	32,000
Leasing commissions paid	8,000	12,000	5,082	7,000	11,000
Capital expenditures	17,000	21,000	8,247	15,000	20,000
Outstanding forward equity contracts [3]	—	—	—	(70,000)	(73,500)
Cash yield
Acquisitions	5.0%	5.8%	5.7%	5.0%	5.8%
Dispositions	5.5%	6.5%	—%	5.0%	6.0%
Mercy disposition	—	—	7.5%	7.5%	7.5%
Re/development (stabilized)	6.0%	7.5%	NA	6.0%	7.5%
Leverage (debt/cap)	31.5%	33.5%	33.9%	32.0%	36.0%
Net debt to adjusted EBITDA	5.0x	5.5x	5.1x	5.0x	5.5x

1
COVID-19 Adjusted represents the Company's estimate of full year 2020 results. The Company selected the accrual method related to rent deferral accounting. The current COVID-19 rent deferral agreements provide for the repayment of deferral amounts before year-end of 2020, and as such the accounting method is not expected to impact the full year 2020 results.

2	Pre-COVID range was adjusted to reflect the impact of the Mercy disposition.

3	This guidance range is based on current in-place leases. Straight-line rent, net was $1.4 million for the year ended December 31, 2019, with a quarterly range of $0.0 million to $0.8 million.

4	Range reflects settlement between execution and settlement dates through July 15, 2021.

HEALTHCARE REALTY	2Q 2020 SUPPLEMENTAL INFORMATION 28